UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois		60532
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Icahn and MHR Settlement Agreements

Effective as of October 5, 2012, Navistar International Corporation (the “Company”) entered into a Settlement Agreement (the “Icahn Settlement Agreement”) with Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. (collectively, the “Icahn Group”). In connection with the Icahn Settlement Agreement, the previous Agreement entered into between the Company and the Icahn Group, dated November 14, 2011, was terminated.

Effective as of October 5, 2012, the Company also entered into a Settlement Agreement (the “MHR Settlement Agreement,” and together with the Icahn Settlement Agreement, the “Settlement Agreements” ) with Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP (collectively, the “MHR Group”).

Pursuant to the Icahn Settlement Agreement, the Company agreed to appoint Vincent J. Intrieri (the “Icahn Nominee”) to the board of directors of the Company (the “Board”) by October 8, 2012, in replacement of an incumbent director. Pursuant to the MHR Settlement Agreement, the Company agreed to appoint Dr. Mark H. Rachesky (the “MHR Nominee”) to the Board by October 8, 2012, in replacement of an incumbent director. The Settlement Agreements also provide for the appointment of one person mutually agreed upon and designated by the Icahn Group and the MHR Group (the “Mutual Designee”) to the Board, subject to the approval of the Company (such approval not to unreasonably withheld), in replacement of an incumbent director.

Under each of the Settlement Agreements, among other things, the Company has agreed with the applicable parties to such agreements to: (i) include the Icahn Nominee, the MHR Nominee and the Mutual Designee in the Company’s slate of nominees for election as directors of the Company at the 2013 annual meeting of stockholders, and use commercially reasonable efforts to cause the election of such nominees; (ii) appoint the Icahn Nominee and the MHR Nominee to the Company’s Nominating and Governance Committee (subject to satisfaction of applicable NYSE independence requirements and applicable law); (iii) not take any action to increase the size of the Board above ten directors; (iv) eliminate the Company’s Executive Committee; and (v) grant certain waivers under, and effect certain amendments to, the Rights Agreement, dated as of June 19, 2012, as amended from time to time, between the Company and Computershare Shareowner Services LLC, as Rights Agent (the “Rights Agent”) (the “Rights Agreement”).

Under each Settlement Agreement, the Icahn Group or the MHR Group, as applicable, agreed with the Company, among other things, that until the later of (a) the Company’s 2013 annual meeting of stockholders and (b) the date that the Icahn Group or the MHR Group, as applicable, no longer has a designee on the Board (the longer of such periods, the “Designation Period”), such party will vote for the Company’s slate of nominees to the Board. In addition, during the Designation Period, each of the Icahn Group or the MHR Group, as applicable, will not: (1) solicit proxies or otherwise conduct a proxy contest; (2) form or join in a group as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended, with respect to the voting securities of the Company; (3) present any proposal for consideration for action by any stockholders or propose any nominee for election to the Board (other than any action by an Icahn Nominee or MHR Nominee acting in his capacity as a director); (4) with certain exceptions, grant any proxy with respect to any matter or deposit any shares of common stock they hold in a voting trust or subject them to a voting agreement; (5) make any request under Section 220 of the Delaware General Corporation Law; (6) make by press release or similar method any ad hominem attack on, or statement that otherwise disparages the Company or its current or former directors or officers; (7) institute, solicit, assist or join any litigation against or involving the Company or any of its current or former directors or officers; (8) until such time as the Rights Agreement expires or is terminated, acquire beneficial ownership of common stock that exceeds the greater of (x) 14.99% of the Company’s outstanding voting securities or (y) the percentage of outstanding shares used in the definition of “Acquiring Person” (as defined in the Rights Agreement); and (9) propose to the Company or participate in any tender or exchange offer, or merger or other acquisition involving the Company.

The Icahn Group also agreed to withdraw its previous request for access to certain books and records of the Company pursuant to Section 220 of the Delaware General Corporation Law.

The Company also entered into a Confidentiality Agreement substantially in the form set forth as an Exhibit to the Settlement Agreements with each of the Icahn Group (and certain of its affiliates) and the MHR Group in connection with the Settlement Agreements.

The foregoing descriptions of the Icahn Settlement Agreement and the MHR Settlement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Icahn Settlement Agreement and the MHR Settlement Agreement, respectively, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K and are incorporated by reference herein. On October 8, 2012, the Company issued a press release announcing the execution of the Icahn Settlement Agreement, the MHR Settlement Agreement and certain other matters. A copy of the press release is filed with this Form 8-K and attached hereto as Exhibit 99.1.

MHR Registration Rights Agreement

Effective as of October 5, 2012, the Company entered into a Registration Rights Agreement with certain members of the MHR Group (the “MHR Registration Rights Agreement”). Pursuant to the MHR Registration Rights Agreement, among other things, and subject to certain exceptions, the Company agreed to effect up to three registrations for underwritten offerings for the MHR Group with respect to the shares of the Company’s common stock it holds. The Company also agreed to provide, with certain exceptions, certain piggyback registration rights to the MHR Group.

The foregoing description of the MHR Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the MHR Registration Rights Agreement, a copy of which is filed as Exhibit 10.3 to this Form 8-K and incorporated by reference herein.

Rights Plan Amendments

In connection with the Icahn Settlement Agreement and the MHR Settlement Agreement, effective as of October 5, 2012, the Company and the Rights Agent entered into Amendment No. 1 (“Amendment No. 1”) to the Rights Agreement to, among other things, permit certain discussions among board members and their affiliates under the Rights Agreement. Amendment No. 1 also amends the definition of “Beneficial Owner” to provide, among other things, that a Person (as defined in the Rights Agreement) that is a director or who has designated a director would not be deemed to beneficially own securities of the Company (1) beneficially owned by certain other Persons as a result of certain described activities or conduct or (2) that a director acquired from the Company as part of the director’s compensation.

Effective as of October 5, 2012, the Company and the Rights Agent also entered into Amendment No 2 (“Amendment No. 2”) to the Rights Agreement to amend the definition of “Acquiring Person” to clarify that an “Exempt Person” remains an “Exempt Person” so long as such person does not become the beneficial owner of a number of shares of common stock greater than the number of shares beneficially owned by such Exempt Person as of the initial time of adoption of the Rights Plan.

The foregoing descriptions of the terms of Amendment No. 1 and Amendment No. 2 to the Rights Agreement do not purport to be complete and are qualified in their entirety by the complete text of Amendment No. 1 and Amendment No. 2 to the Rights Agreement, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Form 8-K and incorporated by reference herein.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Effective as of October 5, 2012, under the terms of the Icahn Settlement Agreement, the previous Agreement entered into between the Company and the Icahn Group, dated November 14, 2011 (the “Prior Icahn Agreement”), was terminated.

The description of the Prior Icahn Agreement is set forth in the Company’s Form 8-K, filed with the SEC on November 15, 2011, and incorporated by reference herein and the Prior Icahn Agreement is set forth as Exhibit 10.1 to the Company’s Form 8-K, filed with the SEC on November 15, 2011, and incorporated by reference herein.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The disclosure set forth under the heading “Rights Plan Amendments” in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.03.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 5, 2012, Steven J. Klinger and Eugenio Clariond each retired as a member of the Board, such retirements to be effective upon the effectiveness of the appointment of the Icahn Nominee and MHR Nominee to the Board, which appointments were effective October 8, 2012.

Effective October 8, 2012, pursuant to the Icahn Settlement Agreement, the Company appointed Vincent J. Intrieri to the Board as the Icahn Nominee. Effective October 8, 2012, pursuant to the MHR Settlement Agreement, the Company appointed Dr. Mark H. Rachesky to the Board as the MHR Nominee. Mr. Intrieri will serve as a Class I director and Dr. Rachesky will serve as a Class II director, each with his term expiring at the 2013 annual meeting of the Company’s stockholders. The Company also appointed Mr. Intrieri to the Company’s Nominating and Governance Committee, effective October 8, 2012, and will appoint Dr. Rachesky to the Company’s Nominating and Governance Committee upon confirmation of his eligibility to serve on such committee. Other than the Icahn Settlement Agreement and Mr. Intrieri’s employment agreement with the Icahn Group, the Company is not aware of any other arrangement or understanding between Mr. Intrieri and any other person pursuant to which he was appointed to the Board. Other than the MHR Settlement Agreement and Dr. Rachesky’s employment by the MHR Group, the Company is not aware of any other arrangement or understanding between Dr. Rachesky and any other person pursuant to which he was appointed to the Board.

Each of Mr. Intrieri and Dr. Rachesky will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 20, 2012. This compensation generally consists of an annual retainer in the amount of $120,000 ($20,000 which is to be paid in the form of restricted stock) and an annual stock option grant of 5,000 options. The initial cash and stock award to be received by Mr. Intrieri and Dr. Rachesky will be pro-rated accordingly.

On October 5, 2012, David D. Harrison gave notice of his request to retire as a member of the Board, such retirement to be effective upon acceptance by the Board.

Amendment to Employment and Services Agreement

On October 5, 2012 (the “Amendment Date”), the Company, its principal operating subsidiary, Navistar, Inc., a Delaware corporation (“Navistar Inc.”), and Lewis B. Campbell (“Executive”) entered into an amendment (the “Amendment”) to the Employment and Services Agreement, dated August 26, 2012, by and among the Company, Navistar Inc., and Executive, pursuant to which the Company will pay Executive (a) a signing bonus of $250,000 as soon as practicable following the Amendment Date and (b) a retention bonus of $250,000 on the first anniversary of the Amendment Date, subject to continued employment of Executive; provided, if while Executive is Interim CEO or Executive Chairman, Executive’s employment with the Company is terminated under certain conditions, the retention bonus will be paid in a lump sum as soon as practicable following such termination.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.4 to this Form 8-K and is incorporated by reference herein.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 5, 2012, the Company adopted the Third Amended and Restated By-Laws of the Company (the “Amended By-Laws”). In addition to certain technical and cross-reference revisions, the Amended By-Laws reflect the following revisions to the Company’s Amended and Restated By-Laws, dated March 22, 2012:

•

Article II, Section 4 (Nominee Documents). Article II, Section 4 has been revised to permit the Board to approve changes or exceptions to the Company’s standard form of director nominee documentation and to provide for a revision to the Company’s standard Nominee Agreement required to be completed by director nominees.

•	Article III (Executive Committee). Article III has been removed in its entirety to reflect the Company’s elimination of the Executive Committee of the Board.

The foregoing description does not purport to describe all changes to the Amended By-Laws effected by the amendments and is qualified in its entirety by reference to the text of the Amended By-Laws, a copy of which is filed as Exhibit 3.1 to this Form 8-K and is incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

3.1	Third Amended and Restated By-Laws of Navistar International Corporation, effective October 5, 2012 (marked to indicate all changes from the March 22, 2012 bylaws)

4.1	Amendment No. 1 to the Rights Agreement, effective as of October 5, 2012, between Navistar International Corporation and Computershare Shareowner Services LLC, as rights agent

4.2	Amendment No. 2 to the Rights Agreement, effective as of October 5, 2012, between Navistar International Corporation and Computershare Shareowner Services LLC, as rights agent

10.1	Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.2	Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP

10.3	Registration Rights Agreement, effective as of October 5, 2012, by and among the Company and the holders signatory thereto

10.4	Amendment to Employment and Services Agreement, dated as of October 5, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell

99.1	Press Release of the Company, dated October 8, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Curt A. Kramer
Name: Title:	Curt A. Kramer Corporate Secretary

Dated: October 10, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Third Amended and Restated By-Laws of Navistar International Corporation, effective October 5, 2012 (marked to indicate all changes from the March 22, 2012 bylaws)

4.1	Amendment No. 1 to the Rights Agreement, effective as of October 5, 2012, between Navistar International Corporation and Computershare Shareowner Services LLC, as rights agent

4.2	Amendment No. 2 to the Rights Agreement, effective as of October 5, 2012, between Navistar International Corporation and Computershare Shareowner Services LLC, as rights agent

10.1	Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc.

10.2	Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP

10.3	Registration Rights Agreement, effective as of October 5, 2012, by and among the Company and the holders signatory thereto

10.4	Amendment to Employment and Services Agreement, dated as of October 5, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell

99.1	Press Release of the Company, dated October 8, 2012